Exhibit 99.2

PROMISSORY NOTE

THE SECURITY EVIDENCED BY THIS PROMISSORY NOTE (THE “SECURITY”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT OF 1933”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

(1)  REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933;

(2)  AGREES THAT IT WILL NOT, PRIOR TO November 30, 2019 (THE “RESALE RESTRICTION TERMINATION DATE”), RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO ATLANTICUS HOLDINGS CORPORATION OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OF 1933, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OF 1933 (IF AVAILABLE), OR (D) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER;

(3)  AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(C) OR 2(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; AND

(4)  AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY IN A MANNER THAT WOULD REQUIRE THE QUALIFICATION OF AN INDENTURE UNDER THE TRUST INDENTURE ACT OF 1939 (“TIA”).

The foregoing legend, other than clause 4, may be removed from this Security upon the earlier of the Resale Restriction Termination Date or the transfer of the Securities pursuant to clause 2(C) or 2(D) above.

ATLANTICUS HOLDINGS CORPORATION

8.0% Promissory Note Due 2024

ISSUE DATE: August 26, 2019	Principal Amount: $________
CUSIP No. 04914Y AA0

No. N-__

ATLANTICUS HOLDINGS CORPORATION, a Georgia corporation (the “Company”), promises to pay to ______________ or registered assigns (the “Securityholder”) the principal amount of _________ Dollars, on August 26, 2024 (“Stated Maturity”).

Interest Rate:  8.0% per year.

Interest Payment Dates:  January 30 and July 30 of each year, commencing January 30, 2020.

Interest Record Date:  January 15 and July 15 of each year.

1.	Interest.

The Security shall bear interest on the principal amount thereof at the Interest Rate.

Interest shall be payable semi-annually in arrears on each Interest Payment Date to the Securityholder at the close of business on the preceding Interest Record Date. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months and shall accrue from August 26, 2019 or, beginning as of the first Interest Payment Date, from the most recent Interest Payment Date.

If the principal amount of any Security, or any accrued and unpaid Interest, if any, are not paid when due, then in each such case the overdue amount shall, to the extent permitted by law, bear cash interest at the rate of 8.0% per annum, compounded semiannually, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable in cash on demand but if not so demanded shall be paid quarterly to the Securityholder on the last day of each quarter.

2.	Method of Payment.

Except as provided below, the Company shall make payments (i) if the Security has an aggregate principal amount of $2,000,000 or less, by check mailed to the Securityholder and (ii) if the Security has an aggregate principal amount of more than $2,000,000, by wire transfer in immediately available funds if requested by the Securityholder on or prior to the relevant payment date.

3.	Unsecured Obligation.

The Security is a general unsecured obligation of the Company.

4.	Transfer; Exchange.

Subject to the limitations set forth above, a Securityholder may transfer or exchange Securities. The Company may require a Securityholder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law.

5.	Persons Deemed Owners.

The registered Securityholder of this Security may be treated as the owner of this Security for all purposes.

6.	Amendment; Waiver.

The Security may be amended (i) with the written agreement of the Company and the Securityholder, and (ii) by the Company to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA, provided, however, that any such change or modification does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution), adversely affect the interests of the Securityholders in any material respect.  Events of Defaults may be waived with the written consent of the Securityholder.

7.	Defaults and Remedies.

If any Event of Default with respect to Security shall occur and be continuing, the principal amount of the Security and any accrued and unpaid Interest on the Security may be declared due and payable by the Securityholder.

So long as the Security is outstanding, each of the following shall be an “Event of Default”:

a.	the Company defaults in the payment of the principal amount of any Security when due at maturity;

b.	the Company defaults in the payment of any Interest when due and payable, and continuance of such default for a period of 30 days;

c.

the Company fails to perform or observe any term, covenant or warranty or agreement in the Security (other than those referred to in clause (a) through clause (b) above) and such failure continues for 60 days after receipt by the Company of a notice of default;

d.

the entry by a court having jurisdiction in the premise of (i) a decree or order for relief in respect of the Company, in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law (a “Bankruptcy Law”) or (ii) a decree or order adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, under any applicable Bankruptcy Law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property (other than its Subsidiaries), or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order described in clause (i) or (ii) above is unstayed and in effect for a period of 60 consecutive days; and

e.

(i) the commencement by the Company, of a voluntary case or proceeding under any applicable Bankruptcy Law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, (ii) the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, (iii) the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Bankruptcy Law, (iv) the consent by the Company to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property (other than its Subsidiaries), or (v) the making by the Company of a general assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due.

The foregoing shall constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

8.	U.S. Federal Income Tax Treatment.

The Company and each Holder, by acquiring a beneficial interest in a Security, agree to treat the Security as indebtedness for U.S. federal income tax purposes.

9.	No Recourse Against Others.

A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Security or otherwise or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting the Security, the Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Security.

10.	Governing Law.

THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS SECURITY, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES THEREOF.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: August 26, 2019                                              Atlanticus Holdings Corporation

By: ________________________

Name: William McCamey

Title: Chief Financial Officer